UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 555
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 810-0100

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 27, 2022, Pillarstone Capital REIT (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The shareholders voted on each of the five proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule A14A filed with the Securities and Exchange Commission on May 9, 2022 (the “Proxy Statement”). The shareholders cast their votes as described below.

Proposal No. 1: Election of Trustee

The Company’s shareholders elected to the Board of Trustees one Class I trustee, to serve a three-year term ending at the annual meeting of shareholders in 2025, as set forth below:

Election of Trustee by Shareholders	For	Withheld	Broker Non-Votes
James C. Mastandrea	2,757,686	589	99,147

Proposal No. 2: Adopt and Approve the Company’s Shareholder Rights Plan

The Company’s shareholders adopted and approved the Shareholder Rights Plan as set forth below:

For	Against	Abstain	Broker Non-Votes
2,757,710	138	427	99,147

Proposal No. 3: Advisory Vote on Executive Compensation

The Company’s shareholders approved on an advisory, non-binding basis, the executive officer compensation of the Company's named executive officers described in the Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
2,757,336	207	732	99,147

Proposal No. 4: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

The Company’s shareholders approved on an advisory, non-binding basis, the frequency to cast an advisory, non-binding vote on the compensation of the Company’s named executive officers, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
29,237	305	2,728,306	427	99,147

Following the Annual Meeting, the Board of Trustees determined, consistent with the vote of the Company’s shareholders and in accordance with the Board of Trustees’ recommendation, that the Company will continue to hold future advisory votes on the compensation of the Company’s named executive officers every three years, the next such vote to occur in 2025, and until the next required vote on the frequency of such advisory votes is presented to shareholders in 2028.

Proposal No. 5: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 as set forth below:

For	Against	Abstentions
2,856,073	922	427

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLARSTONE CAPITAL REIT

Date:	June 30, 2022	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer, Senior Vice President and Corporate Secretary